Filed pursuant to Rule 497(e)
File Nos. 333-185238 and 811-22743

BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

Supplement dated February 28, 2018 to the

Blackstone Alternative Multi-Strategy Fund (the “Fund”)

Prospectus and Statement of Additional Information,

each dated July 31, 2017, as supplemented

Addition of Sub-Advisers

Pursuant to action taken by the Board of Trustees of the Fund, Endeavour Capital Advisors Inc. (“Endeavour”) and NWI Management, L.P. (“NWI”) will each serve as discretionary sub-advisers to the Fund.

Effective immediately, the Fund’s Prospectus and Statement of Additional Information are revised as follows:

The list of sub-advisers to the Fund in the “Principal Investment Strategies” section of the Prospectus is deleted in its entirety and replaced with the following:

Discretionary Sub-Advisers	Strategy
Bayview Asset Management, LLC	Relative Value Strategies
Boussard & Gavaudan Investment Management, LLP	Event-Driven Strategies
Caspian Capital LP	Event-Driven Strategies
Cerberus Sub-Advisory I, LLC	Relative Value Strategies
Cerebellum Capital	Equity Hedge Strategies
D. E. Shaw Investment Management, L.L.C.	Multi-Strategy Strategies
Emso Asset Management Limited	Macro Strategies
Endeavour Capital Advisors Inc.	Equity Hedge Strategies
Good Hill Partners LP	Relative Value Strategies
GSA Capital Partners LLP	Macro Strategies
H2O AM LLP	Macro Strategies
HealthCor Management, L.P.	Equity Hedge Strategies
IPM Informed Portfolio Management AB	Macro Strategies
Magnetar Asset Management LLC	Event-Driven Strategies
Nephila Capital, Ltd.	Event-Driven Strategies
NWI Management, L.P.	Macro Strategies
Sorin Capital Management, LLC	Relative Value Strategies
Two Sigma Advisers, LP	Equity Hedge Strategies
Waterfall Asset Management, LLC	Relative Value Strategies

Non-Discretionary Sub-Adviser	Strategy
Gracian Capital LLC	Equity Hedge Strategies

The list of sub-advisers to the Fund in the “Management of the Fund” section in the Prospectus is deleted in its entirety and replaced with the following:

Discretionary Sub-Advisers

Bayview Asset Management, LLC

Boussard & Gavaudan Investment Management, LLP

Caspian Capital LP

Cerberus Sub-Advisory I, LLC

Cerebellum Capital

D. E. Shaw Investment Management, L.L.C.

Emso Asset Management Limited

Endeavour Capital Advisors Inc.

Good Hill Partners LP

GSA Capital Partners LLP

H2O AM LLP

HealthCor Management, L.P.

IPM Informed Portfolio Management AB

Magnetar Asset Management LLC

Nephila Capital, Ltd.

NWI Management, L.P.

Sorin Capital Management, LLC

Two Sigma Advisers, LP

Waterfall Asset Management, LLC

Non-Discretionary Sub-Advisers

Gracian Capital LLC

The list of sub-advisers to the Fund in the “More on the Fund’s Investment Strategies, Investments, and Risks—Investment Strategy” section of the Prospectus is deleted in its entirety and replaced with the following:

Discretionary Sub-Advisers	Strategy	Sub-Strategy
Bayview Asset Management, LLC	Relative Value Strategies	Fixed Income – Asset Backed
Boussard & Gavaudan Investment Management, LLP	Event-Driven Strategies	Event-Driven Multi-Strategy
Caspian Capital LP	Event-Driven Strategies	Distressed/Restructuring
Cerberus Sub-Advisory I, LLC	Relative Value Strategies	Fixed Income – Asset Backed
Cerebellum Capital	Equity Hedge Strategies	Equity Market Neutral
D. E. Shaw Investment Management, L.L.C.	Multi-Strategy Strategies	N/A
Emso Asset Management Limited	Macro Strategies	Discretionary Thematic
Endeavour Capital Advisors Inc.	Equity Hedge Strategies	Equity Market Neutral
Good Hill Partners LP	Relative Value Strategies	Fixed Income – Asset Backed
GSA Capital Partners LLP	Macro Strategies	Systematic Diversified
H2O AM LLP	Macro Strategies	Discretionary Thematic
HealthCor Management, L.P.	Equity Hedge Strategies	Equity Long/Short
IPM Informed Portfolio Management AB	Macro Strategies	Systematic Diversified
Magnetar Asset Management LLC	Event-Driven Strategies	Risk Arbitrage Strategies
Nephila Capital, Ltd.	Event-Driven Strategies	Reinsurance
NWI Management, L.P.	Macro Strategies	Discretionary Thematic
Sorin Capital Management, LLC	Relative Value Strategies	Fixed Income – Asset Backed
Two Sigma Advisers, LP	Equity Hedge Strategies	Equity Market Neutral
Waterfall Asset Management, LLC	Relative Value Strategies	Fixed Income – Asset Backed

Non-Discretionary Sub-Adviser	Strategy	Sub-Strategy
Gracian Capital LLC	Equity Hedge Strategies	Equity Long/Short

The following disclosure is added to the section “More on Fund Management—Adviser and Sub-Advisers—Sub-Advisers” in the Prospectus:

•	Endeavour Capital Advisors Inc. (“Endeavour”), located at 410 Greenwich Avenue, Greenwich, CT 06830, an investment adviser registered with the SEC, may manage a portion of a Domestic Subsidiary’s assets using Equity Hedged Strategies. Founded in 1994, Endeavour had approximately $541 million in assets under management as of January 31, 2018.

•	NWI Management, L.P. (“NWI”), located at 623 Fifth Avenue, 23rd floor, New York, NY 10022, an investment adviser registered with the SEC and a commodity trading advisor registered with the CFTC, may manage a portion of the Fund’s assets using Macro Strategies. Founded in 2012, NWI had approximately $5.4 billion in assets under management as of December 31, 2017.

The following disclosure is added to the section “Investment Management and Other Services—The Sub-Advisers” in the Statement of Additional Information:

•	Endeavour Capital Advisors Inc. (“Endeavour”). The principal owners of Endeavour are Laurence M. Austin and Mitchell J. Katz.

•	NWI Management, L.P. (“NWI”). The principal owners of NWI are Nellapalli (“Hari”) Hariharan and Jayachandrika (“Chandrika”) Hariharan.

The Adviser’s Allocation and Management of Assets

The first paragraph in the “Fund Summary—Principal Investment Strategies” section of the Prospectus is deleted in its entirety and replaced with the following:

Blackstone Alternative Investment Advisors LLC (the “Adviser”) seeks to achieve the Fund’s objective by allocating the Fund’s assets among a variety of non-traditional or “alternative” investment strategies. The Adviser allocates the Fund’s assets among sub-advisers with experience managing alternative investment strategies (the “Sub-Advisers”) and among Investment Funds (as described below). The Adviser also manages a portion of the Fund’s assets directly and, from time to time, may instruct Sub-Advisers with respect to particular investments. In pursuing the Fund’s investment objective, the Adviser focuses on the preservation of capital and seeks to maintain an investment portfolio with, on average, lower volatility relative to the broader equity markets. The main strategies of the Fund and Investment Funds include:

The first paragraph in the “More on the Fund’s Investment Strategies, Investments, and Risks—Investment Strategy” section of the Prospectus is deleted in its entirety and replaced with the following:

The Adviser, Blackstone Alternative Investment Advisors LLC, seeks to achieve the Fund’s objective by allocating the Fund’s assets among a variety of non-traditional or “alternative” investment strategies. As noted above, the Adviser allocates the Fund’s assets among Sub-Advisers with experience managing alternative investment strategies and among Investment Funds. The Adviser also manages a portion of the Fund’s assets directly and, from time to time, may instruct Sub-Advisers with respect to particular investments. In pursuing the Fund’s investment objective, the Adviser focuses on the preservation of capital and seeks to maintain an investment portfolio with, on average, lower volatility relative to the broader equity markets. The main strategies and sub-strategies of the Fund and Investment Funds include:

Considerations in Allocating the Fund’s Assets

Each of the second full paragraphs in the “Fund Summary—Principal Investment Strategies” of the Prospectus and the third non-bulleted paragraph in the “More on the Fund’s Investment Strategies, Investments, and Risks—Investment Strategy” section of the Prospectus is deleted in its entirety and replaced with the following:

The Adviser determines the allocations of the Fund’s assets and allocates a majority of the Fund’s assets among a number of affiliated and unaffiliated Sub-Advisers with expertise in alternative investment strategies. The Adviser is responsible for selecting the strategies, for identifying and retaining Sub-Advisers with expertise in the selected strategies, and for determining the amount of Fund assets to allocate to each Sub-Adviser or to manage directly. The Adviser may adjust allocations from time to time among strategies or Sub-Advisers based on its assessment of market conditions and/or Sub-Adviser strategies. The Adviser, from time to time, may also choose not to allocate to certain Sub-Advisers, and there may be lengthy periods of time when there is no allocation to one or more Sub-Advisers or strategies described in this Prospectus. In allocating the Fund’s assets among alternative strategies, the Adviser reviews a number of quantitative and qualitative factors, including, without limitation, macroeconomic scenarios, diversification, strategy capacity, regulatory constraints, and the fees associated with the strategy. For additional information, please reference “More on Fund Management—Selection of Sub-Advisers.”

Expense Limitation Undertaking

The “More on Fund Management—Expense Limitation Undertaking” section of the Prospectus is deleted in its entirety and replaced with the following:

Expense Limitation Undertaking

The Adviser has voluntarily entered into an “Expense Limitation and Reimbursement Agreement” with the Fund to limit the amount of the Fund’s “Specified Expenses” (as described below) to an amount not to exceed 2.40% (for Class D, I, and Y Shares) and 2.55% (for Class R Shares) per annum of the Fund’s net assets (the “Expense Cap”) (computed and applied on a monthly basis). “Specified Expenses” is defined to include all expenses incurred in the business of the Fund with the exception of: (i) distribution or servicing fees, (ii) acquired fund fees and expenses, (iii) brokerage and trading costs, (iv) interest payments (including any interest expenses, commitment fees, or other expenses related to any line of credit of the Fund), (v) taxes, (vi) dividends and interest on short positions, and (vii) extraordinary expenses (in each case, as determined in the sole discretion of the Adviser). As of March 31, 2017, the Specified Expenses were 2.22% for Class D, 2.22% for Class I, and 2.12% for Class Y. Specified Expenses are subject to change. To the extent that Specified Expenses for the Fund for any month exceed the Expense Cap, BAIA will waive its fees and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. BAIA may discontinue its obligations under the Expense Limitation and Reimbursement Agreement at any time in its sole discretion after August 31, 2019 upon appropriate notice to the Fund. This arrangement cannot be terminated prior to August 31, 2019 without the Board of Trustees’ consent.

The Fund has agreed to repay the amounts borne by BAIA under the Expense Limitation and Reimbursement Agreement within the three year period after BAIA bears the expense, when and if requested by BAIA, but only if and to the extent that the Specified Expenses of the Fund are less than the lower of the Expense Cap and any expense limitation agreement then in effect with respect to the Specified Expenses. BAIA is permitted to receive repayment from the Fund provided that the reimbursement amount does not raise the level of Specified Expenses of the Fund in the month the repayment is made to a level that exceeds the Expense Cap or any other expense limitation agreement then in effect with respect to the Specified Expenses.

Conflicts of Interest Risk

The following “Conflicts of Interest Risk” is added to the “Fund Summary—Principal Investment Risks” and “More on the Fund’s Investment Strategies, Investments, and Risks—Principal Investment Risks” sections of the Prospectus:

Conflicts of Interest Risk. The Adviser and Sub-Advisers have conflicts of interest that could interfere with their management of the Fund. These conflicts, which are disclosed in the SAI, include, without limitation:

•

Allocation of Investment Opportunities. The Adviser and Sub-Advisers (or their affiliates) manage other investment funds and/or accounts (including proprietary accounts) and have other clients with investment objectives and strategies that are similar to, or overlap with, the investment objective and strategy of the Fund, creating potential conflicts of interest in investment and allocation decisions regarding the allocation of investments that may be appropriate for the Fund and other clients of the Adviser, a Sub-Adviser or their affiliates. None of the Adviser, the Sub-Advisers or their affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other funds and/or accounts managed by them, for the benefit of the management of the Fund. No affiliate of the Adviser or a Sub-Adviser is under any obligation to share any investment opportunity, including an investment technique, idea, model or strategy, with the Fund. The portfolio compositions and performance results therefore will differ across the Fund and other such funds and/or accounts. These conflicts of interest are exacerbated to the extent that the Adviser’s or Sub-Advisers’ other clients are proprietary or pay them higher fees or performance-based fees.

•	Other Activities of the Adviser or Sub-Advisers. The activities in which the Adviser or Sub-Advisers and their affiliates are involved in on behalf of other accounts may limit or preclude the flexibility that the Fund may otherwise have to participate in certain investments.

•	Financial Interests in Sub-Advisers. The Adviser and its affiliates have financial interests in asset managers. Any allocation by the Adviser to a subsidiary or other affiliate benefits The Blackstone Group L.P (“Blackstone”) and any redemption or reduction of such allocation would be detrimental to Blackstone, creating potential conflicts of interest in allocation decisions.

•	Financial Interests in Service Providers. The Adviser or Sub-Advisers and their affiliates may have financial interests in a service provider to the Fund. For example, the Adviser is in the process of onboarding Arcesium LLC (“Arcesium”) to provide certain middle- and back-office services and technology to the Fund. The parent company of a Sub-Adviser owns a controlling, majority interest in Arcesium and the Adviser owns a non-controlling, minority interest in Arcesium.

Limited Capacity Risk

The following “Limited Capacity Risk” is added to the “Fund Summary—Principal Investment Risks” and “More on the Fund’s Investment Strategies, Investments, and Risks—Principal Investment Risks” sections of the Prospectus:

Limited Capacity Risk. Alternative investment strategies utilized by the Fund may have limited capacity, and the Adviser may not be able to allocate as much of the Fund’s assets to one or more alternative investment strategies as it desires. This capacity limitation may negatively impact performance and the portfolio composition of the Fund.

Leverage Risk

The “Leverage Risk” paragraph under the “Fund Summary—Principal Investment Risks” section of the Prospectus is deleted in its entirety and replaced with the following:

Leverage Risk. To the extent permitted under the 1940 Act, the Fund may borrow money or engage in other transactions, such as investments in derivatives or lending its securities and using the collateral to purchase any investment, that create investment leverage for investment or other purposes. In addition, the allocation to Sub-Advisers, together with the assets managed directly by the Adviser, may exceed 100% of the Fund’s net assets. Use of leverage can produce volatility and may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation or position coverage requirements. Futures contracts, options on futures contracts, forward contracts and other derivatives can allow the Fund to obtain large investment exposures in return for meeting relatively small margin requirements. As a result, investments in those transactions may be highly leveraged.

The “Leverage Risk” paragraph under the “More on the Fund’s Investment Strategies, Investments, and Risks—Principal Investment Risks” section of the Prospectus is deleted in its entirety and replaced with the following:

Leverage Risk. Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives or lending portfolio securities and using the collateral to purchase any investment, and may expose the Fund to greater risk and increase its costs. In addition, allocations to Sub-Advisers, together with assets managed directly by the Adviser, may exceed 100% of the Fund’s net assets. The use of leverage also may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. Futures contracts, options on futures contracts, and forward contracts allow the Fund to obtain large investment exposures in return for meeting relatively small margin requirements. As a result, investments in those transactions may be highly leveraged. In addition, a total return swap on an investment account or vehicle managed by a third party could represent investment exposure by the Fund that far exceeds the fixed amount that the Fund is required to pay the counterparty, creating significant investment leverage. Use of leverage can produce volatility and may increase the risk that the Fund will lose more than it has invested.

Potential Conflicts of Interest

The “Management—Potential Conflicts of Interest” section of the Statement of Additional Information is deleted in its entirety and replaced with the following:

Potential Conflicts of Interest

Each portfolio manager’s compensation plan can give rise to potential conflicts of interest. Managing and providing research to multiple accounts can give rise to potential conflicts of interest if the accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple accounts. Securities selected for accounts other than the Fund may outperform the securities selected for the Fund. In addition, any allocation of the Fund’s assets by the Adviser to a Sub-Adviser that is an affiliate of Blackstone benefits Blackstone and any redemption or reduction of that allocation would be detrimental to Blackstone, creating potential conflicts of interest in allocation decisions.

The following descriptions are not, and are not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. Additional information about potential conflicts of interest is set forth in the Form ADV of the Adviser, each Sub-Adviser and their affiliates, which prospective shareholders should review prior to purchasing Fund shares. A copy of Part 1 and Part 2A of the each Manager’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).

Selection of Sub-Advisers

The Adviser compensates the Sub-Advisers out of the Management Fee it receives from the Fund. This could create an incentive for the Adviser to select Sub-Advisers with lower fee rates or Sub-Advisers that are affiliated with the Adviser. In allocating the Fund’s assets, the Adviser considers a number of quantitative and qualitative factors, including, without limitation, macroeconomic scenarios, diversification, strategy capacity, regulatory constraints, and the fees associated with the strategy.

Each sub-advisory agreement with a Sub-Adviser, and any material change thereto, will be approved by the Board of Trustees, including a majority of the Independent Trustees. Additionally, in relying on the exemptive order issued by the SEC in recommending the hiring, termination, and replacement of Permitted Sub-Advisers (“Manager of Managers Order”), the Adviser will provide the Board of Trustees with information showing the expected impact of any proposed Sub-Adviser hiring or termination on the profitability of the Adviser. Where a change is proposed for a Sub-Adviser affiliated with the Adviser, the Board of Trustees, including a majority of the Independent Trustees, will make a separate finding, reflected in the Board of Trustees meeting minutes, that the change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Adviser or Sub-Adviser derives an inappropriate advantage.

Allocation of Investment Opportunities

A Manager may manage multiple funds and/or accounts (including those in which the Manager, its affiliates and/or their personnel have an interest) that have investment objectives that are similar to the Fund and that may seek to make or sell investments in the same securities or other instruments, sectors or strategies as the Fund. If an investment opportunity is appropriate for the Fund and one or more other funds/accounts for which the Manager (or one of its affiliates) acts as investment adviser, the Manager may be required to choose among the Fund and the affiliated entities in allocating the investment opportunity. The Managers intend to allocate such opportunities in accordance with their respective compliance policies and procedures, taking into account the relevant investment objectives and criteria, amounts of capital available, exposure to market trends, liquidity, diversification, risk exposure, trading volume, contractual restrictions, guidelines, and similar factors. As such, strategies may not be implemented in the same manner among a Manager’s and/or its affiliates’ clients, even if the strategy or related investment opportunity is consistent with the objectives of such clients.

Allocation of Models or Investment Techniques

If a model, strategy, or risk management, optimization, execution or other investment technique is available to a Manager, including newly developed trading strategies or investment opportunities, (each an “Analytic”) and is consistent with the investment mandate for the Fund and one or more of a Manager’s other clients, the decision by a Manager on how to allocate an Analytic among the Fund and such other clients (including the relative exposure the Fund and other clients have to an Analytic) may vary for one or more reasons, including, but not limited to: (i) the Analytic may have sufficiently limited capacity such that it is not practical to be used for one or more clients of the Manager; (ii) the Analytic involves asset classes outside the investment mandate of one or more clients of the Manager; (iii) the Analytic is not appropriate or suitable given the client’s investment objective, policies and restrictions and/or applicable regulatory restrictions; (iv) the Analytic is hedged by taking smaller or larger exposures (as applicable) to certain style factors, sectors or other directional risks than that targeted by one or more clients of the Manager; (v) the Analytic involves greater liquidity or other risk than that targeted by one or more clients of the Manager; and/or (vi) the price point or strategic fit of the Analytic is not desired for one or more clients of the Manager. Some of the items noted are inherent structural limitations or constraints to the strategy, implemented by the Manager, that were designed to minimize the impact of the Fund on other clients of the Manager or its affiliates. The net result(s) could be that one or more clients of the Manager, including the Fund, would not have access (or would have reduced or restrained access) to certain Analytics that are expected to produce higher rates of return, lower volatility, or shorter trading horizons than those Analytics utilized (in degree and/or manner) by other clients of the Manager.

In particular, the Adviser expects to launch a private fund in 2018 (the “Blackstone Private Fund”), which is expected to initially employ a risk premia strategy identical to the strategy currently utilized by the Adviser on behalf of the Fund. The risk premia strategy of the Blackstone Private Fund and the risk premia strategy that the Adviser utilizes on behalf of the Fund are expected to diverge over time as the Blackstone Private Fund incorporates additional risk premia signals and asset classes into its algorithm that may or may not be included in the algorithm used for the Fund. These changes to the respective algorithms will impact how an Analytic is allocated between the Fund and the Blackstone Private Fund.

Where a client pays higher fees to a Manager than does the Fund, or where a Manager (or personnel thereof) has an economic interest in the client, the Manager has a greater financial interest in the performance of that client than the performance of the Fund. Similarly, a Manager has an incentive to favor clients with the potential to pay greater fees (including performance-based fees or allocations) when allocating investment opportunities or when designing certain strategies. This incentive creates a conflict of interest in allocating Analytics among the Fund and other clients, particularly where the availability or liquidity of an investment opportunity is limited. Subject to the considerations described above, the Manager seeks to allocate any such available Analytics on an equitable basis between the Fund and its other clients in accordance with its allocation policies and procedures.

A Manager and its affiliates will have no obligation to make available any information regarding their proprietary activities or Analytics, or the activities or Analytics used for other funds and/or accounts managed by them, for the benefit of the Fund. The proprietary activities, processes or Analytics of a Manager and its affiliates could conflict with the transactions and strategies employed by the Manager in managing the Fund. A Manager, its affiliates and their personnel have conflicts of interest in allocating Analytics, certain other finite resources, and expenses among the Fund and their other clients. The results of the Fund’s investment activities may differ significantly from the results achieved by a Manager and its affiliates for their proprietary accounts or other funds and/or accounts managed or advised by them. It is possible that one or more accounts managed by a Manager or its affiliate will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which a Manager or its affiliates achieve significant profits on their trading for proprietary or other funds and/or accounts. The opposite result is also possible.

A Manager may license an Analytic from an affiliate or third party. A licensor may have complete discretion regarding which of its Analytics (including proprietary strategies and/or models and including newly developed Analytics that may meet the investment objectives of the Fund) it elects to license to (and correspondingly withhold from) the Manager. An affiliated or third-party licensor may revoke any or all licenses granted to the Manager for any reason or no reason at all, including that the licensor has a greater financial interest in utilizing the full capacity available in an Analytic for itself or its clients.

Financial Interests in Managers

The Adviser and its affiliates have financial interests in investment vehicles and asset managers, which may give rise to conflicts of interest between the Fund and other investment vehicles managed by other asset managers. The Adviser and its affiliates will endeavor to manage these potential conflicts in a fair and equitable manner, subject to legal, regulatory, contractual or other applicable considerations. These potential conflicts are described below.

Blackstone-Owned Managers. Affiliates of the Adviser currently (or in the future may) hold ownership or other economic interests in, or are (or in the future may be) otherwise affiliated with, various investment managers (each fund managed by such an investment manager, a “Blackstone Affiliated Fund”). These ownership interests range from minority to 100%. Blackstone may receive a substantial portion of the revenues attributable to Blackstone Affiliated Funds. The nature of the Adviser’s or its affiliates’ relationship with the Blackstone Affiliated Funds means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Fund may not be able to invest in the Blackstone Affiliated Funds, even if the investment would be appropriate for the Fund. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the Fund) to benefit themselves to the detriment of the registered investment company and its shareholders. If an investment in a Blackstone Affiliated Fund is not prohibited under the 1940 Act, the Adviser may have an incentive to allocate the Fund’s assets to such Blackstone Affiliated Fund since affiliates of the Adviser have a direct or indirect financial interest in the success of such fund.

Blackstone Strategic Alliance Advisors L.L.C. Blackstone Strategic Alliance Advisors L.L.C. (“BSAA”), an affiliate of the Adviser, manages certain funds (the “BSAA Funds”) that make seed investments in investment vehicles (“Emerging Manager Vehicles”) managed by emerging fund managers (“Emerging Managers”). In connection with these seed investments, the BSAA Funds generally receive economic participation in the Emerging Managers in the form of profit sharing, equity interests, or other contractual means of participating in the business of the Emerging Managers. The nature of the Adviser’s or its affiliate’s relationship with BSAA and the Emerging Managers means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Fund may not be able to take certain actions with respect to BSAA Funds and the Emerging Managers, even if such actions would be appropriate for the Fund. For example, (i) the Fund will not be able to invest in a BSAA Fund; (ii) the Fund typically will not be able to invest in an Emerging Manager Vehicle and; (iii) the Adviser may not be able to rely on the Manager of Managers Order with respect to hiring an Emerging Manager to serve as a subadviser to the Fund. The prohibitions contained in the 1940 Act are designed to prevent affiliates and insiders from using a registered investment company (such as the Fund) to benefit themselves to the detriment of the registered investment company and its shareholders.

To the extent that an investment by the Fund with an Emerging Manager would not be prohibited under the 1940 Act, the investment generally would benefit BSAA and the BSAA Funds and a withdrawal/redemption by the Fund generally would be detrimental to BSAA and the BSAA Funds. In particular, to the extent that the Fund invests in an Emerging Manager Vehicle or hires an Emerging Manager to serve as a Sub-Adviser, the BSAA Funds (and indirectly BSAA) will receive a portion of the revenue the Emerging Manager receives in respect of the Fund’s investment. Accordingly, there may be a conflict between the Adviser’s fiduciary obligation to the Fund, on the one hand, and the Adviser’s interest in the success of BSAA, the BSAA Funds and the Emerging Managers, on the other hand. In order to mitigate the potential conflict, BSAA and the BSAA Funds’ general partner will waive their share of any management or performance-based allocations or fees derived from any investment by the Fund with an Emerging Manager. Those amounts will be passed through or rebated to the Fund. This pass through/rebate generally also applies in the case of investments with an Emerging Manager outside of its commingled vehicle. The Fund will not otherwise participate in any of the economic arrangements related to any Emerging Manager with which they invest.

There is significant overlap between the Adviser’s and BSAA’s investment committees.

Blackstone Strategic Capital Advisors L.L.C. Blackstone Strategic Capital Advisors L.L.C. (“BSCA”), an affiliate of the Adviser, manages certain funds (the “BSCA Funds”) that make investments (typically in the form of equity interests or revenue shares) in established alternative asset managers (the “Strategic Capital Managers”). From time to time the Fund retains one or more Strategic Capital Managers to serve as Sub-Advisers. The nature of the Adviser’s relationship with BSCA and BSCA’s relationship with the Strategic Capital Managers means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Fund may not be able to take certain actions with respect to the BSCA Funds and the Strategic Capital Managers, even if such actions would be appropriate for the Fund. For example, (i) the Fund will not be able to invest in a BSCA Fund; (ii) the Fund may not be able to invest in a fund managed by a Strategic Capital Manager (“Strategic Capital Manager Vehicles”); and (iii) the Adviser may not be able to rely on the Manager of Managers Order with respect to hiring a Strategic Capital Manager to serve as a subadviser to the Fund. The prohibitions contained in the 1940 Act are designed to prevent affiliates and insiders from using a registered investment company (such as the Fund) to benefit themselves to the detriment of the registered investment company and its shareholders.

To the extent that an investment by the Fund with a Strategic Capital Manager would not be prohibited under the 1940 Act, it generally would benefit BSCA and the BSCA Funds and a withdrawal/redemption by the Fund generally would be detrimental to BSCA and the BSCA Funds. In particular, to the extent that the Fund invests in a Strategic Capital Manager Vehicle or hires a Strategic Capital Manager to serve as a Sub-Adviser, the BSCA Funds (and indirectly BSCA) will receive a portion of the revenue the Strategic Capital Manager receives in respect of the Fund’s investment. Accordingly, there may be a conflict between the Adviser’s fiduciary obligation to the Fund, on the one hand, and the Adviser’s interest in the success of BSCA, the BSCA Funds and the Strategic Capital Managers, on the other hand. In order to mitigate the potential conflict, BSCA and the BSCA Funds’ general partner will waive their share of any management or performance-based allocations or fees derived from any investment by the Fund in a Strategic Capital Manager Vehicle. Those amounts will be passed through or rebated to the Fund. The Fund will not otherwise participate in any of the economic arrangements related to any Strategic Capital Manager with which they invest.

There is significant overlap between the Adviser’s and BSCA’s investment committees.

In managing the conflicts noted above, the Adviser has adopted the following limits, which may be changed from time to time: allocations to Blackstone Strategies (defined below) will not exceed 15% of the Fund’s assets, allocations to BAIA Investments (defined below) will not exceed 15% of the Fund’s assets, and aggregate allocations to Blackstone Strategies and BAIA Investments will not exceed 20% of the Fund’s assets. The term “Blackstone Strategies” means any investment mandates managed in a continuous or recurring manner by the Adviser or any Blackstone Sub-Adviser, but does not include any mandate that is advised by a non-discretionary Sub-Adviser. The term “Blackstone Sub-Adviser” means a majority-owned subsidiary or affiliate of The Blackstone Group L.P. The term “BAIA Investments” means opportunistic or single idea investment allocations managed by the Adviser. Hedging exposure related to an investment in an Investment Fund is not considered to be an allocation to either Blackstone Strategies or BAIA Investments.

Blackstone Policies and Procedures

Specified policies and procedures implemented by Blackstone to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions may reduce the synergies across Blackstone’s various businesses that the Fund expects to draw on for purposes of pursuing attractive investment opportunities. Because Blackstone has many different asset management and advisory businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight, and subject to more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal, and contractual requirements across its various businesses, Blackstone has implemented certain policies and procedures (e.g., information walls) that may reduce the positive synergies that the Fund expects to utilize for purposes of finding attractive investments. For example, the Adviser generally will be restricted from investing in (i) Blackstone portfolio companies and (ii) issuers with respect to which any investment advisor in the Blackstone Hedge Fund Solutions Group has received material non-public information (the “Restricted Issuers”). These restrictions generally will not, however, apply to Sub-Advisers and, other than with respect to the Restricted Issuers, the Adviser generally will be permitted to invest in issuers in which funds and accounts managed by affiliates of the Adviser have an interest. The Adviser could be forced to sell or hold existing investments, or be precluded from making new investments, as a result of a relationship that Blackstone may have or investments Blackstone and its affiliates may make.

Blackstone Proprietary Funds

From time to time, Blackstone may hire or enter into a partnership or other arrangement with one or more investment professionals to form and manage private investment funds or separately managed accounts pursuing alternative investment strategies (“Proprietary Funds”). Blackstone generally will receive a substantial portion of the revenues attributable to these Proprietary Funds, in some instances greater than the revenues it receives from the Fund. Blackstone has formed several Proprietary Funds and expects to form additional Proprietary Funds in the future. The nature of the Adviser’s or its affiliates relationship with the Proprietary Funds means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Fund typically will not be able to invest in the Proprietary Funds, even if the investment would be appropriate for the Fund. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the Fund) to benefit themselves to the detriment of the registered investment company and its shareholders.

Other Activities of Blackstone, the Adviser, the Sub-Advisers, and their Affiliates

The Managers devote to the Fund as much time as is necessary or appropriate, in their judgment, to manage the Fund’s activities. Certain inherent conflicts of interest arise from the fact that the Managers and their affiliates act on behalf of the Fund and carry on investment activities for a significant number of other clients (including other investment funds sponsored by Blackstone, the Sub-Advisers, or their affiliates) in which the Fund has no interest. In certain instances, the investment strategies and objectives of these other clients are similar to, or overlap with the investment objective and strategy of the Fund. These activities could be viewed as creating a conflict of interest in that the time of the Managers will not be devoted exclusively to the business of the Fund but will be allocated among the Fund and the Managers’ other clients.

Future investment activities by a Manager, including the establishment of other investment funds, may give rise to additional conflicts of interest. In addition, the activities in which a Manager or its affiliates are involved may limit or preclude the flexibility that the Fund may otherwise have to participate in investments. In connection with a Manager’s management of the Fund and other registered investment companies, the Fund may be forced to waive voting rights with respect to an Investment Fund. The Fund also may be forced to sell or hold existing investments as a result of other relationships that a Manager may have or transactions or investments a Manager or its affiliates may make or have made. In addition, a Manager may determine not to invest the Fund’s assets in an Investment Fund, or may withdraw all or a portion of an existing Fund investment in an Investment Fund, subject to applicable law, in order to address adverse regulatory implications that would arise under the 1940 Act for the Fund and the Manager’s other clients if that investment was made or maintained. To the extent that the adverse regulatory implications are attributable to the Fund’s investment, a Manager may cause the Fund to withdraw prior to its other clients.

Investment activities by a Manager, including the establishment of other investment funds and providing advisory services to discretionary or non-discretionary clients (see “Non-Discretionary/ Advisory Clients” below), may give rise to additional conflicts of interest. A Manager has no obligation to purchase or sell, or recommend for purchase or sale for the Fund, any investment that the Manager or its affiliates may purchase or sell, or recommend for purchase or sale, for their own accounts, for the accounts of family members or for the account of any other client or Investment Fund. Further, from time to time, investment opportunities that are allocated to Manager clients other than the Fund will not be allocated to the Fund at all or at the same time because of, among other reasons, differences in investment guidelines. In addition, a Manager otherwise may determine that an investment opportunity in a particular investment is appropriate for a particular account, or for itself, but not for the Fund.

The Managers, Blackstone, their affiliates and any of their respective officers, directors, partners, members or employees, may invest for their own account in various investment opportunities, including in hedge funds and other investment vehicles, in which the Fund has no interest. A Manager may engage an affiliate to service loans or to provide similar services to vehicles in which the Fund may invest, which may give rise to conflicts of interest.

Non-Discretionary/Advisory Clients

Certain affiliates of the Adviser provide advisory services, typically on a non-discretionary basis, regarding the hedge fund portfolios of certain clients. Such affiliates may communicate investment recommendations to such clients prior to the full implementation of such recommendations by the Manager for the Fund or other discretionary clients. Accordingly, the Fund and such other discretionary clients may be seeking to obtain limited capacity from Investment Funds at the same time as such non-discretionary clients. Similarly, to the extent that an Investment Fund imposes withdrawal limitations, actions taken by non-discretionary clients may be adverse to the Fund or other discretionary accounts. In addition, through receiving investment recommendations, non-discretionary clients may from time to time effectively have access to or have the right to obtain information about investment decisions made for the Fund or other discretionary clients. Based on such information, the non-discretionary clients may take actions that are adverse to the Fund or other discretionary clients of the Adviser or its affiliates.

Placement Agent Arrangements

On October 1, 2015, Blackstone spun off the financial and strategic advisory and restructuring and reorganization advisory divisions of the Distributor, as well as its Park Hill Group fund placement business, and combined these businesses with PJT Partners, an independent financial advisory firm founded by Paul J. Taubman (“PJTP”). While PJTP operates independently from Blackstone and is not an affiliate thereof, because there is substantial ownership overlap between Blackstone and PJTP, conflicts may arise in connection with transactions between or involving the Sub-Advisers on the one hand and PJTP on the other. In addition, Sub-Advisers may retain PJTP as a placement agent. None of the Adviser, the Distributor or the Fund would receive any compensation relating to any such transactions.

Middle- and Back-Office Services

BAAM, an affiliate of the Adviser, owns a non-controlling, minority equity interest in Arcesium LLC (“Arcesium”) and the President of the Fund, who is also the Chief Operating Officer of BAAM and the

Adviser, serves on the board of Arcesium. The parent company of a Sub-Adviser to the Fund owns a controlling, majority interest in Arcesium. Arcesium provides certain middle- and back-office services and technology to the Adviser and certain Sub-Advisers. The Adviser is also in the process of onboarding Arcesium to provide services to the Fund and the Fund will pay the fees for the services that it receives. Arcesium may also provide services and technology to one or more Investment Funds, in which case the Fund may also pay indirectly (through the fees charged to it by the Investment Funds), the fees for these services. The services and technology provided by Arcesium support various post-trade activities, including trade capture, cash and position reconciliations, asset servicing, margin and collateral monitoring, pricing-related services, portfolio data warehousing, related recordkeeping, and other services and technology as agreed between the applicable entity and Arcesium. BAAM may recommend Arcesium’s services to certain Sub-Advisers, and certain Sub-Advisers from time to time may hire Arcesium. Neither BAAM nor the Adviser will require any Sub-Advisers to hire Arcesium as a condition to hiring them or investing in an Investment Fund nor will the Adviser favor Sub-Advisers who use Arcesium over Sub-Advisers who use other qualified middle- and back-office services providers when hiring Sub-Advisers for the Fund’s portfolio.

In return for its services, Arcesium typically receives a one-time upfront implementation fee, an annual software use and service fee (partly based on the relevant fund’s net asset value), and a monthly financial operations services fee (also based on the relevant fund’s net asset value) (such fees in the aggregate, the “Arcesium Fees”). The Arcesium Fees have been negotiated at arm’s-length and the Adviser believes them to be reasonable in relation to the services provided and consistent with prevailing charges from third party providers of the same or substantially similar services. Because the Arcesium Fees are based, in part, on the net asset value of a fund, which, in the case of the Fund, is generally determined by the Administrator under the supervision of the Adviser, there may be conflicts with respect to calculation of the fees. Additional information regarding the Arcesium Fees is available from the Adviser upon request.

In connection with BAAM’s minority equity ownership interest in Arcesium, BAAM is expected to receive cash distributions from Arcesium from time to time. In accordance with applicable law, these cash distributions are expected to be used to reimburse BAAM for the operating expenses of Arcesium for which BAAM has previously paid. Following such expected reimbursement, cash received by BAAM from Arcesium will be applied to reimburse funds/accounts that are managed by BAAM or its affiliates (including BAIA) for the amount of Arcesium Fees paid by such entities to Arcesium. This means that the Fund may be reimbursed in full for its payment of Arcesium Fees; however, there is no guarantee of reimbursement in any event. In the event that cash distributions received by BAAM from Arcesium exceed the Arcesium Fees paid by such funds/accounts, any excess amounts will be retained by BAAM. In the event that Arcesium is sold to a third-party, there is no guarantee that BAAM will continue to receive any such cash distributions and that such funds/accounts will be reimbursed for any portion of the Arcesium Fees paid by it.

Service Providers and Financial Institutions as Investors

From time to time, Blackstone personnel may speak at conferences and programs for potential investors interested in investing in hedge funds, which are sponsored by investment firms that either provide services to the Fund or have a relationship with the Adviser and/or Blackstone. Through such “capital introduction” events, prospective investors in the Fund have the opportunity to meet with the Adviser or its affiliates. Neither the Adviser nor the Fund compensates the sponsors for organizing such events or for investments ultimately made by prospective investors attending such events. However, these events and other services (including, without limitation, capital introduction services) may influence Blackstone and the Adviser in deciding whether to do business with or employ the services of the investment firms consistent with their obligations to the Fund.

Investment banks or other financial institutions, as well as Blackstone employees, may also be investors in the Fund. These institutions and employees are a potential source of information and ideas that could benefit the Fund. The Adviser has procedures in place designed to prevent the inappropriate use of such information by the Fund.

Transactions Between the Fund and Its Affiliates

The Adviser, to the extent permitted by applicable law, including the 1940 Act, may cause the Fund to purchase investments from, to sell investments to or to exchange investments with any of its or Blackstone’s affiliates. Any such purchases, sales, or exchanges generally will be effected based upon the net asset value of the investment and will be subject to the approval of the Adviser’s Chief Compliance Officer (among others).

Shareholders should retain this Supplement for future reference.